UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2026

OLENOX INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1207, Building C N FM 3083 Rd E

Conroe, TX 77304

(Address of Principal Executive Offices, Zip Code)

Not Applicable

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	OLOX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 31, 2026, at the 2025 annual meeting of stockholders (the “Annual Meeting”) of Olenox Industries Inc., a Delaware corporation (the “Company”), the stockholders of the Company voted on the following ten (10) proposals and votes were cast as described below. These matters are described in detail in the Company’s definitive proxy statement on Schedule 14A (Amendment No. 1), filed with the Securities and Exchange Commission on February 13, 2026 (the “Definitive Proxy Statement”).

The final results for Proposals 1 – 10 as set forth in the Definitive Proxy Statement are as follows:

Proposal No. 1

The following seven (7) individuals were re-elected as directors, each to serve a one-year term expiring at the 2026 annual meeting of stockholders and until such director’s successor is duly elected and qualified with the following votes:

	For	Withheld	Broker Non-Votes
Michael McLaren	4,048,402	130,070	1,378,281
Adam Falkoff	4,069,596	108,876	1,378,281
Jill Anderson	4,070,842	107,630	1,378,281
Thomas Meharey	4,067,710	110,762	1,378,281
Paula J. Dobriansky	4,070,550	107,922	1,378,281
Erik Blum	4,070,097	108,375	1,378,281
Samarth Verma	2,543,827	1,634,645	1,378,281

Proposal No. 2

The stockholders ratified and approved the appointment of RBSM LLP, as the Company’s independent registered public accounting firm, for the year ended December 31, 2025, based on the votes set forth below:

For	Against	Abstain	Broker Non-Votes
5,293,058	192,192	71,503	0

Proposal No. 3

The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay”), as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,993,730	128,127	56,615	1,378,281

Proposal No. 4

The requisite number of stockholders did not approve the merger pursuant to the terms of the Agreement and Plan of Merger, dated February 2, 2025, by and between the Company and New Asia Holdings, Inc., and subsequently, the conversion of the Company’s Series A Convertible Preferred Stock, par value $1.00 (“Preferred Stock”), into shares of the Company’s common stock, par value $0.01 (the “Common Stock”), whereby each share of Preferred Stock converts into fifteen (15) shares of Common Stock, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,839,210	306,347	32,915	1,378,281

Proposal No. 5

The stockholders approved, in compliance with Nasdaq Rule 5635(d), the issuance of shares of our Common Stock, pursuant to those certain securities purchase agreements, dated as of March 27, 2025, April 11, 2025, and May 29, 2025, respectively, in each case by and between the Company and Generating Alpha Ltd., in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such shares, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,396,340	410,797	371,335	1,378,281

Proposal No. 6

The stockholders approved the increase of the maximum number of authorized shares subject to the SG Blocks, Inc. Stock Incentive Plan, as amended from time to time (the “Stock Incentive Plan”), by 1,500,000 shares and to automatically increase the maximum number of authorized shares subject to the Stock Incentive Plan on January 1 of each calendar year for a period of ten years commencing on January 1, 2026, in an amount equal to 4.5% of the number of shares of Common Stock outstanding on December 31 of the preceding calendar year, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,540,624	606,719	31,129	1,378,281

Proposal No. 7

The stockholders approved the amend the articles of incorporation to increase the authorized shares of Common Stock from 75,000,000 shares to 3,000,000,000 shares, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,344,754	1,178,548	33,451	0

Proposal No. 8

The stockholders approved, in compliance with Nasdaq Rule 5635(d), the issuance of shares of our Common Stock, pursuant to that certain Securities Purchase Agreement, dated as of November 25, 2025, by and between the Company and JAK Industrial Ventures I LLC, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such shares, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
3,575,995	236,993	365,484	1,378,281

Proposal No. 9

The stockholders approved an amendment to the Company’s Certificate of Incorporation, in substantially the form attached to the Definitive Proxy Statement as Appendix D, to effect a reverse stock split with respect to the issued and outstanding Common Stock, including stock held by the Company as treasury shares, at a ratio of 1-for-10 to 1-for-20, with the ratio within such range to be determined at the discretion of the Company’s Board of Directors and included in a public announcement, subject to the authority of the Board of Directors to abandon such amendment, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,456,081	997,027	103,645	0

Proposal No. 10

The stockholders approved one or more adjournments of the 2025 Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Proposals listed hereinabove, if there are not sufficient votes at the 2025 Annual Meeting to approve and adopt the Proposals as described further in the Definitive Proxy Statement. However, an adjournment was not needed as Proposals 1, 2, 3, 5, 6, 7, 8 and 9 received sufficient number of votes for approval. The results of this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
4,865,394	595,208	96,151	0

Item 7.01 Regulation FD Disclosure.

On April 2, 2026, the Company issued a press release (the “Press Release”) announcing the results of the Annual Meeting. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except expressly as set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of Olenox Industries Inc., dated April 2, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLENOX INDUSTRIES INC.

Dated: April 2, 2026	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Executive Officer

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